FIXED INCOME PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

FIXED INCOME PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 21, 2012 TO PROSPECTUS DATED APRIL 1, 2012

IMPORTANT INFORMATION REGARDING UPCOMING REORGANIZATION

You previously received a Prospectus supplement dated August 17, 2012 (the “Prior Supplement”) notifying you of the reorganization of certain series of the Northern Institutional Funds (each, an “Acquired Fund”) into corresponding existing series of Northern Funds (each, an “Acquiring Fund”). Each reorganization will take effect on or about the dates set forth below (the “Reorganization Dates”), and shareholders may purchase, exchange and/or redeem shares of each Acquired Fund up to the close of business (4:00 p.m. Eastern time) on the Reorganization Dates indicated below.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
NIF Bond Portfolio	NF Fixed Income Fund	October 26, 2012
NIF Intermediate Bond Portfolio	NF Fixed Income Fund	October 29, 2012
NIF U.S. Government Securities Portfolio	NF Short Intermediate U.S. Government Fund	October 26, 2012

Except as modified by this supplement, the Prior Supplement remains in full force and effect.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT FIX (9/12)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS